                                                  EXHIBIT 3.1


                   CERTIFICATE OF AMALGAMATION
             =======================================

                         New Brunswick

                             CANADA
PROVINCE OF NEW BRUNSWICK PROVINCE DU NOUVEAU-BRUNSWICK

CERTIFICATE OF AMALGAMATION (SECTION 124)

                    AIP/CGI NB ACQUISITION CORP.
                       NAME OF CORPORATION
                          512918
                      CORPORATION NUMBER

I HEREBY CERTIFY THAT THE ABOVE-MENTIONED CORPORATION RESULTED
FROM THE AMALGAMATION OF THE FOLLOWING

CORPORATIONS UNDER THE BUSINESS CORPORATIONS ACT, AS SET OUT IN THE ATTACHED ARTICLES OF AMALGAMATION.


Director /s/signature illegible
        =======================

Date of Amendment October 2, 2000

                          NEW
                          BRUNSWICK

BUSINESS CORPORATIONS ACT FORM 6
ARTICLES OF AMALGAMATION (SECTION 124)

1-  Name of Corporation:
    AIP/CGI  NB ACQUISITION  CORP.

2- The classes and any maximum number of shares that the corporation is authorized to issue and any maximum aggregate amount for which shares may be issued including shares without par valueand or with par value and the amount of the par value:

   An unlimited number of common shares without nominal or par value.

3- Restrictions, if any, on share transfers:

   The annexed Schedule A is incorporated in this form.

4- Number (or minimum and maximum number) of directors:

   A minimum of one (1) and a maximum of ten (10) as determined by resolution of the board of directors.


5- Restrictions, if any, on business the corporation may carry on: None

6- Other provisions, if any:

   The annexed Schedule B is incorprated in this form.

7(a) -The amalgamation has been approved by special resolutions of shareholders  of  each  of the amalgamating corporations listed in item 9 below in accordance with  Section  122
      of the BUSINESS CORPORATIONS ACT.

  (b) The amalgamation has been approved by a resolution of the directors of each of the amalgamating corporations listed in item 9 below in accordance with Section 123 of the BUSINESS CORPORATIONS ACT. These Articles of Amalgamation are the same as the Articles of Incorporation of (name the
      designated amalagamating corporation) :     x
                                            	=====

     AIP/CGI NB ACQUISITION CORP.


8- Name of the amalgamating corporation the by-laws of which are to be the by-laws of the amalgamated corporation :

     AIP/CGI NB ACQUISITION CORP.


9- Name of Amalgamating Corporations: Consoltex Inc.
   Corporation No.: 510854
   Signature: /s/C. Suzanne Crawford
   Date: October 2, 2000
   Description of Office: Secretary

   Name of Amalgamating Corporations: AIP/CGI NB Acquisition Corp. Corporations No.: 510170
   Signature: /s/C. Suzanne Crawford
   Date: October 2, 2000
   Description of Office: Secretary



Corporation No. 512918
Filed: October 2, 2000

AIP/CGI NB ACQUISITION CORP.

(hereinafter referred to as the "Corporation")

THIS IS SCHEDULE "A" TO THE FOREGOING FORM 6 UNDER THE
NEW BRUNSWICK BUSINESS CORPORATIONS ACT

Restrictions if any on share transfers

No shares shall be transferred without the consent of the directors or shareholders of the corporation expressed by resolution passed at a meeting of the board of directors or shareholders or by an instrument or instruments in writing signed by all such directors or shareholders.

AIP/CGI NB ACQUISITION CORP.

(hereinafter referred to as the "Corporation")

THIS IS SCHEDULE "B" TO THE FOREGOING FORM 6 UNDER THE
NEW BRUNSWICK BUSINESS CORPORATIONS ACT

1. PLACE OF SHAREHOLDER MEETINGS

   Notwithstanding subsections (1) and (2) of Section 84 of the BUSINESS CORPORATIONS ACT, as from time to time in force, meetings of shareholders of the Corporation may be held outside New Brunswick at such place or places as the shareholders may resolve to meet.

2. NOTICE OF SHAREHOLDER MEETINGS

   Notwithstanding subsection (1) of Section 87 of the BUSINESS CORPORATIONS ACT, AS from time to time in force, notice of time and place of a meeting of shareholders of the Corporation shall be deemed to be properly given if sent not less than three (3) days nor more than fifty (50) days before such meeting:

   (a) to each shareholder entitled to vote at the meeting;
   (b) to each director; and
   (c) to the auditor, if any.

3. PRE-EMPTIVE RIGHTS

   (A) Notwithstanding subsection (2) of Section 27 of the BUSINESS CORPORATIONS ACT, as from time to time in force, but subject however to any rights arising under any unanimous shareholders agreements, the holders of equity shares of any class, in the case of the proposed issuance by the Corporation of, or the proposed granting by the Corporation of rights or options to purchase, its equity shares of any class of any shares or other securities convertible into or carrying rights or options to purchase its equity shares of any class, shall not as such, even if the issuance of the equity shares proposed to be issued or issuable upon exercise of such rights or options or upon conversion of such other securities would adversely affect the unlimited dividend rights of such holders, have the pre-emptive right as provided by Section 27 of the BUSINESS CORPORATIONS ACT to purchase such shares or other securities.

   (B)  Notwithstanding subsection (3) of Section 27 of the BUSINESS

       CORPORATIONS ACT, as from time to time in force, but subject however to any rights arising under any unanimous shareholders agreements, the holders of voting shares of any class, in case of the proposed issuance by the Corporation of, or the proposed granting by the Corporation of rights or options to purchase, its voting shares of any class or any shares or options to purchase its voting shares of any class, shall not as such, even if the issuance of the voting shares proposed to be issued or issuable upon exercise of such rights or options or upon conversion of such other securities would adversely affect the voting rights of such holders, have the pre-emptive right as provided by Section
        27 of the BUSINESS CORPORATIONS ACT to purchase such shares or other securities.

4.  PRIVATE CORPORATION RESTRICTIONS

    (A) The number of shareholders, exclusive of persons who are in the employment of the Corporation and are shareholders of the Corporation and persons who, having been formerly in the employment of the Corporation, have continued to be shareholders of the Corporation after termination of that employment, is limited to not more than Fifty (50) persons, two or more persons who are joint registered holders of one or more shares being counted as one shareholder.

    (B) Any invitation to the public to subscribe for any shares, debentures or other securities of the Corporation shall be prohibited.

5.  FINANCIAL ASSISTANCE

       The Corporation may, directly or indirectly, give financial assistance by means of a loan, guarantee or otherwise:

      (a) to any shareholder, director, officer or employee of the Corporation or of an affiliated corporation, or
      (b) to any associate of a shareholder, director, officer or employee of the Corporation or of an affiliated corporation;

      whether or not:

     (c) the Corporation is, or after giving the financial assistance would be, unable to pay its liabilities as they become due; or
     (d) the realizable value of the Corporation's assets, excluding the amount of any financial assistance in the form of a loan or in the form of assets pledged or encumbered to secure a guarantee, after giving the financial assistance, would be less than the aggregate of the Corporation's liabilities and stated capital of all classes.

                       STATUTORY DECLARATION

                       IN  THE  MATTER OF the BUSINESS CORPORATIONS
                       ACT  (New Brunswick)  and  the  Articles  of
                       Amalgamation  of  Consoltex Inc. and AIP/CGI
                       NB Acquisition Corp.

   I, Paul J. Bamatter, of New Canaan, in the State of Connecticut, do solemnly declare that:

1. I am the Vice-President Finance and Chief Financial Officer of Consoltex Inc., one of the amalgamating corporations (hereinafter called the "Corporation") and as such have a personal knowledge of the matters herein declared to.

2. I have conducted such examinations of the books and records of the Corporation and have made such inquiries and investigations as are necessary to enable me to make this declaration.

3. I have satisfied myself that:

   (a) the Corporation is and the amalgamated corporation will be able to pay its liabilities as they become due; and
   (b) the realizable value of the assets of the amalgamated corporation will not be less than the aggregate of its liabilities and stated capital of all classes.

4. There are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

And I make this solemn declaration conscientiously believing the same to be true and knowing that it is of the same force and effect as if made under oath and by virtue of the Canada EVIDENCE Act.

DECLARED before me at the City of
New York in the State of
New York this 28{th} day of
September 2000.

                              /s/Paul J. Bamatter
                              Paul J. Bamatter


         Notary Public
       State of New York

          ABRAHAM HAROONI
 Notary Public, State of New York
          No. 41-4934341
    Qualified in Nassau County
  Commission Expires June 6, 2002

                    STATUTORY DECLARATION

                        IN  THE  MATTER OF the BUSINESS CORPORATIONS
                        ACT  (New Brunswick)  and  the  Articles  of
                        Amalgamation  of  Consoltex Inc. and AIP/CGI
                        NB Acquisition Corp.

   I, Kim Marvin, of Denton, in the State of Maryland, do solemnly declare that:

 1. I am the President and Chief Executive Officer of AIP/CGI NB Acquisition Corp., one of the amalgamating corporations (hereinafter called the "Corporation") and as such have a personal knowledge of the matters herein declared to.

 2. I have conducted such examinations of the books and records of the Corporation and have made such inquiries and investigations as are necessary to enable me to make this declaration.

3.   I have satisfied myself that:

     (a) the Corporation is and the amalgamated corporation will be able to pay its liabilities as they become due; and
     (b) the realizable value of the assets of the amalgamated corporation will not be less than the aggregate of its liabilities and stated capital of all classes.

4. There are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

  And I make this solemn declaration conscientiously believing the same to be true and knowing that it is of the same force and effect as if made under oath and by virtue of the CANADA EVIDENCE Act.

DECLARED before me at the City of
Denton, in the State of
Maryland, this 28{th} day of
September 2000.

                                     /s/Kim Marvin
                                     KIM MARVIN


            Notary Public
         State of Maryland

             MARGARET C. ROE
    Notary Public, State of Maryland
           County of Caroline
   My Commission Expires May 30, 2004

                          NEW BRUNSWICK


BUSINESS CORPORATIONS ACT
FORM 2
NOTICE OF REGISTERED OFFICE OR
NOTICE OF CHANGE OF REGISTERED OFFICE
(SECTION 17)

1-  Name of Corporation: AIP/CGI NB ACQUISITION CORP.

2-  Corporation No.: 512918

3-  Place and address of the registered office:
    c/o James D. Murphy
    44 Chipman Hill, 10{th} Floor
    P.O. Box 7289, Stn. A
    Saint John, New Brunswick E2L 4S6 Canada

4-  Effective date of change: N/A

5-  Previous place and address of the registered office: N/A


Date: October 2, 2000
Signature: /s/ C. Suzanne Crawford
Description of Office: Secretary

                              NEW  BRUNSWICK


BUSINESS CORPORATIONS ACT
FORM 4
NOTICE OF DIRECTORS OR NOTICE OF CHANGE OF DIRECTORS
(SECTIONS 64, 71)

1-   Name of Corporation: AIP/CGI NB ACQUISITION CORP.

2-   THE FOLLOWING PERSONS BECAME DIRECTORS OF THIS CORPORATION:

     Name: Richard H. Willett
     Residential Address: 96 Kokopelli, Philipsburg, Montana 59858
     Occupation: Executive

     Name: Paul J. Bamatter
     Residential Address: 21 Turtleback Lane East
                          New Canaan, Connecticut 06840
     Occupation: Executive

3-  THE FOLLOWING PERSONS CEASED TO BE DIRECTORS OF THIS CORPORATION :


4-  THE DIRECTORS OF THE CORPORATION NOW ARE :

    Name: Richard H. Willett
    Residential Address: 96 Kokopelli, Philipsburg, Montana 59858
    Occupation: Executive

    Name: Paul J. Bamatter
    Residential Address: 21 Turtleback Lane East
                         New Canaan, Connecticut 06840
    Occupation: Executive


Date: October 2, 2000
Signature: /s/C. Suzanne Crawford
Description of Office: Secretary

                                                 EXHIBIT 3.2



            CERTIFICATE OF AMENDMENT
  =================================================


                  New Brunswick

                       CANADA
 PROVINCE OF NEW BRUNSWICK BUSINESS CORPORATIONS ACT

 CERTIFICATE OF AMENDMENT  (SECTION 26, 117)


                  CONSOLTEX INC.

             NAME OF CORPORATION
                   512918
           CORPORATION NUMBER

I HEREBY CERTIFY THAT THE ARTICLES OF THE ABOVE-MENTIONED
CORPORATION WERE AMENDED

(a) under Section 11 of the Business Corporations Act in accordance with the attached notice;

(b) under Section 26 of the Business Corporations Act as set out in the attached Articles of Amendment designating series of shares;

(c) under Section 117 of the Business Corporations Act as set out
    in the attached Articles of Amendment; or                X
                                                           =======

(d) under Secton 132 of the Business Corporations Act as set out in the attached Articles of Reorganization.

Director /s/ signature illegible
      =============================

Date of Amendment October 2, 2000

                     NEW BRUNSWICK

NEW BRUNSWICK BUSINESS CORPORATION ACT
FORM 3
ARTICLES OF AMENDMENT (SECTION 26,126)


1-  Name of Corporation: AIP/CGI NB ACQUISITION CORP.

2-  Corporation No.: 512918

3- The articles of the above mentioned corporaton are mentioned corporation are amended as follows:

    The name of the Corporation is hereby changed to CONSOLTEX INC.

Date October 2, 2000
Signature: /s/C. Suzanne Crawford
Description of Office: Secretary

                                                      EXHIBIT 3.3


CERTIFICATE OF INCORPORATION, BY-LAWS AND CERTIFCATE OF AMENDMENT
FOR CONSOLTEX (USA) INC.
==================================================================

                       CERTIFICATE OF INCORPORATION

                                    OF

                           CONSOLTEX (USA) INC.

                         UNDER SECTION 402 OF THE
                         BUSINESS CORPORATION LAW

                                 * * * * *


      WE, THE UNDERSIGNED, ALL OF THE AGE OF EIGHTEEN YEARS OR OVER, FOR THE PURPOSE OF FORMING A CORPORATION PURSUANT TO SECTION 402 OF THE BUSINESS CORPORATION LAW OF NEW YORK, DO HEREBY CERTIFY:

     FIRST:  THE NAME OF THE CORPORATION IS

                  CONSOLTEX (USA) INC.

    SECOND:  THE PURPOSES FOR WHICH IT IS FORMED ARE:


    TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH CORPORATIONS MAY BE ORGANIZED UNDER THE BUSINESS CORPORATION LAW PROVIDED THAT IT IS NOT FORMED TO ENGAGE IN ANY ACT OR ACTIVITY REQUIRING THE CONSENT OR APPROVAL OF ANY STATE OFFICIAL, DEPARTMENT, BOARD, AGENCY OR OTHER BODY, WITHOUT SUCH CONSENT OR APPROVAL FIRST BEING OBTAINED.

  THIRD: The office of the corporation is to be located in the County of New York, State of New York.


 FOURTH: The aggregate number of shares which the corporation shall have authority to issue is one hundred of the par value of one Dollar each.

 FIFTH: The Secretary of State is designated as the agent of the corporation upon whom process against the corporation may be served.
 The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is: c/o C T Corporation System, 1633 Broadway, New York, New York 10019.

 SIXTH: The name and address of the registered agent which is to be the agent of the corporation upon whom process against it may be served, are C T CORPORATION SYSTEM, 1633 Broadway, New York, New York 10019.


     IN WITNESS WHEREOF, we have made and signed this Certificate of Incorporation this 20{th} day of December, A.D. 1990, and affirm the statements contained therein as true under penalties of perjury.


                                     /s/LOGAN CHANDLER
                                     Logan Chandler
                                     299 Park Avenue

                          CERTIFICATE OF CONSENT
                                  OF THE
                             SOLE INCORPORATOR
                                    OF
                           CONSOLTEX (USA) INC.


     The undersigned, being the Sole Incorporator of CONSOLTEX (USA) INC.,

a New York corporation (the "Corporation"), in the manner prescribed by

Section 404 of the Business Corporation Law of the State of New York, DOES

HEREBY CONSENT TO AND ADOPT the following resolutions:



          RESOLVED, that the By-laws attached as Exhibit A hereto be, and they hereby are, in all respects approved and adopted as the By-laws of the Corporation; and

          RESOLVED, that the initial number of directors of the Corporation's Board of Directors is hereby fixed at two and that Marcel Thibault and Peter G.M. Cox be, and they hereby are, elected as the directors of the Corporation, to serve until the next Annual Meeting of Shareholders of the Corporation and until their successors shall have been elected and shall have qualified or as otherwise provided in the By-laws of the Corporation.

     IN WITNESS WHEREOF, the undersigned has signed this Certificate as of the 20th day of February, 1991.



                                        /s/Logan M. Chandler

                                                        EXHIBIT A


                                  BY-LAWS
                                    OF
                           CONSOLTEX (USA) INC.


                                 ARTICLE I

                               STOCKHOLDERS

1.01. ANNUAL MEETINGS. Subject to change by resolution of the Board of Directors, the annual meeting of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other business as may be brought before the meeting shall be held on the fourth Tuesday in April of each year, if not a legal holiday, and if a legal holiday, then on the next succeeding day not a legal holiday. The meeting may be held at such time and such place within or without the State of New York as shall be fixed by the Board of Directors and stated in the notice of the meeting.

1.02. SPECIAL MEETINQS. Special meetings of the stockholders may be called at any time by the Board of Directors or the Chairman of the Board. Special meetings shall be held on the date and at the time and place either within or without the State of New York as specified in the notice thereof.

1.03. NOTICE OF MEETINGS. Except as otherwise expressly required by law or the Certificate of Incorporation of the Corporation, written notice stating the place and time of the meeting and, in the case of a special meeting, the purpose or purposes of such meeting, shall be given by the Secretary to each stockholder entitled to vote thereat at his address as it appears on the records of the Corporation not less than ten nor more than sixty days prior to the meeting. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy; and if any stockholder shall, in person or by attorney thereunto duly authorized, waive notice of any meeting, in writing or by telegraph, cable or wireless, whether before or after such meeting be held, the notice thereof need not be given to him. The attendance of any stockholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him. Notice of any adjourned meeting of stockholders need not be given except as provided in Section 5 of this
Article I.

1.04. QUORUM. Subject to the provisions of law in respect of the vote that shall be required for a specific action, the number of shares the holders of which shall be present or represented by proxy at any meeting of stockholders in order to constitute a quorum for the transaction of any business shall be at least fifty percent of all the shares issued and outstanding and entitled to vote at such meeting.

1.05. ADJOURNMENT. At any meeting of stockholders, whether or not there shall be a quorum present, the holders of a majority of shares voting at the meeting, whether present in person at the meeting or represented by proxy at the meeting, may adjourn the meeting from time to time. Except as provided by law, notice of such adjourned meeting need not be given otherwise than by announcement of the time and place of such adjourned meeting at the meeting at which the adjournment is taken. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

1.06. ORGANIZATION. The Chairman of the Board or, in his absence or nonelection, the President or, in the absence of both the foregoing officers, the Vice President, shall call meetings of the stockholders to order and shall act as Chairman of such meetings. In the absence of the Chairman of the Board, the holders of a majority in number of the shares of the capital stock of the Corporation present in person or represented by proxy and entitled to vote at such meeting shall elect a Chairman, who may be the Secretary of the Corporation. The Secretary of the Corporation shall act as secretary of all meetings of the stockholders; but in the absence of the Secretary, the Chairman may appoint any person to act as secretary of the meeting.

1.07. VOTING. Each stockholder shall, except as otherwise provided by law or by the Certificate of Incorporation, at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of capital stock entitled to vote held by such stockholder, but no proxy shall be voted on after three years from its date, unless said proxy provides for a longer period. Upon the demand of any stockholder, the vote for directors and the vote upon any matter before the meeting shall be by ballot. Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, all elections for directors shall be decided by plurality vote; all other matters shall be decided by a majority of the votes cast thereon.

1.08. STOCKHOLDERS LIST. A complete list of the stockholders entitled to vote at any meeting of stock holders, arranged in alphabetical order with the address of each and the number of shares held by each, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole thereof and may be inspected by any stockholder who is present.

1.09. ADDRESSES OF STOCKHOLDERS. Each stockholder shall designate to the Secretary of the Corporation an address at which notices of meetings and all other corporate notices may be served upon or mailed to him, and if any stockholder shall fail to designate such address, corporate notices may be served upon him by mail directed to him at his last known post office address.

1.10. INSPECTORS OF ELECTION. The Board of Directors may at anytime appoint one or more persons to serve as Inspectors of Election at the next succeeding annual meeting of stockholders or at any other meeting or meetings and the Board of Directors may at any time fill any vacancy in the office of Inspector. If the Board of Directors fails to appoint Inspectors, or if any Inspector appointed be absent or refuse to act, or if his office becomes vacant and be not filled by the Board of Directors, the Chairman of any meeting of the stockholders may appoint one or more temporary Inspectors for such meeting. All proxies shall be filed with the Inspectors of Election of the meeting before being voted upon.

1.11. ACTION BY CONSENT. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any meeting of stockholders, or any action which may be taken at any meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.


                                ARTICLE II

                            BOARD OF DIRECTORS

2.01. GENERAL POWERS. The property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors.

2.02. NUMBER, QUALIFICATION AND TERM OF OFFICE. The number of directors shall be such number as the Board of Directors may from time to time by resolution direct. Directors need not be stockholders. Each director shall hold office for the term for which he is appointed or elected and until his successor shall have been elected and shall qualify, or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Directors need not be elected by ballot, except upon demand of any stock holder.

2.03. QUORUM AND MANNER OF ACTION. Except as otherwise provided by law or these By-laws, a majority of the Board of Directors shall be required to constitute a quorum for the transaction of business at any meeting, and the act of a majority of the directors present and voting at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum be had. Notice of any adjourned meeting need not be given. The directors shall act only as a board and individual directors shall have no power as such.

2.04. PLACE OF MEETING, ETC. The Board of Directors may hold its meetings, have one or more offices and keep the books and records of the Corporation at such place or places within or without the State of New York as the Board may from time to time determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

2.05. REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held for the election of officers and the transaction of other business as soon as practicable after each annual meeting of stockholders, and other regular meetings of said Board shall be held at such times and places as said Board shall direct. No notice shall be required for any regular meeting of the Board of Directors but a copy of every resolution fixing or changing the time or place of regular meetings shall be mailed to every director at least three days before the first meeting held in pursuance thereof.

2.06. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by any Director. The Secretary or any Assistant Secretary shall give notice of the time and place of each special meeting by mailing a written notice of the same to each director at his last known post office address at least two days before the meeting or by causing the same to be delivered personally or to be transmitted by telegraph, cable, wireless, telephone or orally at least twenty-four hours before the meeting to each director.

2.07. ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

2.08. ORGANIZATION. At each meeting of the Board of Directors, the Chairman of the Board shall act as Chairman. The Secretary or, in his absence, an Assistant Secretary or, in the absence of both the Secretary and an Assistant Secretary, any person appointed by the Chairman shall act as secretary of the meeting.

2.09. RESIGNATIONS. Any director of the Corporation may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. The resignation of any director shall take effect at the time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

2.10. REMOVAL OF DIRECTORS. Except as otherwise provided by law or the Certificate of Incorporation, any director may be removed, either with or without cause, at any time by the affirmative vote of a majority in interest of the holders of record of the stock having voting power at an annual meeting or at a special meeting of the stockholders called for the purpose; and the vacancy in the Board caused by any such removal may be filled by the stockholders at such meeting or by the Board of Directors in the manner provided in Section 2.11 of this Article II.

2.11. VACANCIES. Any vacancy in the Board of Directors caused by death, resignation, removal (whether or not for cause), disqualification, an increase in the number of directors or any other cause may be filled by the majority vote of the remaining directors of the Corporation at the next annual meeting, any regular meeting or any special meeting called for the purpose. Each director so elected shall hold office for the unexpired term or for such lesser term as may be designated and until his successor shall be duly elected and qualified, or until his death or until he shall resign or shall have been removed in the manner herein provided. In case all the directors shall die or resign or be removed or disqualified, any stockholder having voting powers may call a special meeting of the stockholders, upon notice given as herein provided for meetings of the stockholders, at which directors may be elected for the unexpired term.

2.12. COMPENSATION OF DIRECTORS. Directors may receive such sums for their services and expenses as may be directed by resolution of the Board; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for their services and expenses.

2.13. COMMITTEES. By resolution or resolutions passed by a majority of the whole Board at any meeting of the Board of Directors, the directors may designate one or more committees, each committee to consist of three or more directors. To the extent provided in said resolution or resolutions, unless otherwise provided by law, such committee or committees shall have and may exercise all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, including the power and authority to authorize the seal of the Corporation to be affixed to all papers which may require it, to declare dividends and to authorize the issuance of shares of capital stock of the Corporation. Further, the Board of Directors may designate one or more directors as alternate members of a committee who may replace an absent or disqualified member at any meeting. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. A committee may make such rules for the conduct of its business and may appoint such committees and assistants as it shall from time to time deem necessary. One-third of the members of a committee shall constitute a quorum for the transaction of business of such committee. Regular meetings of a committee shall be held at such times as such committee shall from time to time by resolution determine. No notice shall be required for any regular meeting of a committee but a copy of every resolution fixing or changing the time or place of regular meetings shall be mailed to every member of such committee at least three days before the first meeting held in pursuance thereof. Special meetings of a committee may be called by the chairman of such committee or the secretary of such committee, or any two members thereof. The Secretary of the Corporation or the secretary of such committee shall give notice of the time and place of each Special Meeting by mail at least two days before such meeting or by telegraph, cable, wireless, telephone or orally at least twenty-four hours before the meeting to each member of such committee.

2.14. PARTICIPATION IN MEETINGS. Members of the Board of Directors or of any committee may participate in any meeting of the Board or committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.


                                ARTICLE III

                                 OFFICERS

3.01. NUMBER. The officers of the Corporation shall be a Chairman of the Board, a President, a Vice President, a Treasurer and a Secretary. In addition, the Board may elect such other officers as may be appointed in accordance with the provisions of Section 3 of this Article III. Any number of offices may be held by the same person, except that the offices of President and Secretary may not be held by the same person.

3.02. ELECTION, TERM OF OFFICE AND QUALIFICATION. The officers shall be elected annually by the Board of Directors at their first meeting after each annual meeting of the stockholders of the Corporation. Each officer, except such officers as may be appointed in accordance with the provisions of Section 3 of this Article, shall hold office until his successor shall have been duly elected and qualified, or until his death or until he shall have resigned or shall have become disqualified or shall have been removed in the manner hereinafter provided.

3.03. SUBORDINATE OFFICERS. The Board of Directors or the President may from time to time appoint such other officers, including one or more Assistant Treasurers and one or more Assistant Secretaries, and such agents and employees of the Corporation as may be deemed necessary or desirable. Such officers, agents and employees shall hold office for such period and upon such terms and conditions, have such authority and perform such duties as in these By-laws provided or as the Board of Directors, the Chairman of the Board or the President may from time to time prescribe. The Board of Directors, the Chairman of the Board or the President may from time to time authorize any officer to appoint and remove agents and employees and to prescribe the powers and duties thereof.

3.04 REMOVAL. Any officer may be removed, either with or without cause, by the vote of a majority of the Board of Directors or, except in case of any officer elected by the Board of Directors, by any committee or superior officer upon whom the power of removal may be conferred by the Board of Directors or by these By-laws.

3.05. RESIGNATIONS. Any officer may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the President or the Secretary. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.06. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these By-laws for regular election or appointment to such office.

3.07. CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside, if present, at all meetings of the stockholders and at all meetings of the Board of Directors and he shall perform such other duties and have such other powers as from time to time may be assigned to him by the Board of Directors or prescribed by these By-laws.

3.08. PRESIDENT. The President shall be the chief operating officer of the Corporation and shall have general direction of the affairs of the Corporation and general supervision over its several officers, subject, however, to the control of the Board of Directors and the Chairman of the Board. The President may sign with the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary any or all certificates of stock of the Corporation, may sign and execute in the name of the Corporation all contracts or other instruments authorized by the Board of Directors, except in cases where the signing and execution thereof shall be expressly delegated or permitted by the Board or by these By-laws to some other officer or agent of the Corporation, and in general shall perform such duties and, subject the other provisions of these By-laws and to the control of the Board of Directors and the Chairman of the Board, have such powers incident to the office of President and perform such other duties and have such other powers as from time to time may be assigned to him by the Board of Directors or the Chairman of the Board or prescribed by these By-laws.

3.09. VICE PRESIDENTS. The Vice President may sign with the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary certificates of stock of the Corporation and shall have such other powers and shall perform such other duties as from time to time may be assigned to him by the Board of Directors, the Chairman of the Board or the President or prescribed by these By-laws.

3.10. SECRETARY. The Secretary shall keep or cause to be kept, in books provided for the purpose, the minutes of the meetings of the stockholders, the Board of Directors and any committee when so required, shall see that all notices are duly given in accordance with the provisions of these By-laws and as required by law, shall be custodian of the records and the seal of the Corporation and see that the seal is affixed to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these By-laws, shall keep or cause to be kept a register of the post office address of each stockholder, may sign with the Chairman of the Board, the President or the Vice President certificates of stock of the Corporation, and in general shall perform such duties and have such powers incident to the office of Secretary and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Board of Directors, the Chairman of the Board or the President or prescribed by these By-laws.

3.11. ASSISTANT SECRETARIES. Any Assistant Secretary shall, at the request of the Secretary or in his absence or disability, perform the duties of the Secretary and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Secretary and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chairman of the Board, the President, the Secretary or the Board of Directors or prescribed by these By-laws.

3.12. TREASURER. The Treasurer shall have charge and custody of, and be responsible for, all funds and securities of the Corporation, and deposit all such funds in the name of the Corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of these By-laws, shall at all reasonable times exhibit his books of account and records, and cause to be exhibited the books of account and records of any corporation controlled by the Corporation to any of the directors of the Corporation upon application during business hours at the office of the Corporation, or such other corporation, where such books and records are kept, shall render a statement of the condition of the finances of the Corporation at all regular meetings of the Board of Directors and a full financial report at the annual meeting of the stockholders, shall, if called upon to do so, receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, may sign with the Chairman of the Board, the President or the Vice President certificates of stock of the Corporation, and in general shall perform such duties and have such powers incident to the office of Treasurer and such other duties and have such other powers as from time to time may be assigned to him by the Board of Directors, the Chairman of the Board or the President or prescribed by these By-laws.

3.13. ASSISTANT TREASURERS. Any Assistant Treasurer shall, at the request of the Treasurer or in his absence or disability, perform the duties of the Treasurer and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Treasurer and shall perform such duties and have such other powers as from time to time may be assigned to him by the Chairman of the Board, the President, the Treasurer or the Board of Directors or prescribed by these By-laws.

3.14. SALARIES. The salaries of the officers shall be fixed from time to time by the Board of Directors. No officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.


                                ARTICLE IV

              CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

4.01. CONTRACTS, ETC., HOW EXECUTED. Except as otherwise provided in these By-laws, the Board of Directors may authorize any officer or officers, employee or employees or agent or agents of the Corporation to enter into any contract or execute and deliver any instrument, on behalf and in the name of the Corporation, and such authority may be general or confined to specific instances; and, unless so authorized by the Board of Directors or by a committee appointed in accordance with the provisions of these By-laws or otherwise by these By-laws, no officer, employee or agent shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or render it liable pecuniarily for any purpose or amount.

4.02. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, employee or employees or agent or agents of the Corporation as shall from time to time be determined by resolution of the Board of Directors.

4.03. DEPOSITS. All funds of the Corporation shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as the Board of Directors or committee appointed by the Board of Directors may designate from time to time or as may be designated from time to time by any officer or officers, employee or employees or agent or agents of the Corporation to whom such power may be delegated by the Board of Directors; and for the purpose of such deposit, any officer or officers, employee or employees or agent or agents of the Corporation as from time to time shall be determined by resolution of the Board of Directors or committee appointed by the Board of Directors may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

4.04. GENERAL AND SPECIAL BANK ACCOUNTS. The Board of Directors or committee appointed by the Board of Directors may authorize from time to time the opening and keeping with such banks, trust companies or other depositaries as it may designate of general and special bank accounts and may make such special rules and regulations with respect thereto, not inconsistent with the provisions of these By-laws, as it may deem expedient.

4.05. PROXIES. Except as otherwise provided in these By-laws or in the Certificate of Incorporation of the Corporation, and unless otherwise provided by resolution of the Board of Directors, the Chairman of the Board may appoint from time to time an attorney or attorneys, or agent or agents, of the Corporation, on behalf and in the name of the Corporation, to cast the votes which the Corporation may be entitled to cast as a stockholder or otherwise in any other corporation any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing to any action by such other corporation, any may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf and in the name of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.


                                 ARTICLE V

                         SHARES AND THEIR TRANSFER

5.01. CERTIFICATES OF STOCK. Certificates for shares of the capital stock of the Corporation shall be in such form not inconsistent with law as shall be approved by the Board of Directors. They shall be numbered in order of their issue and shall be signed by the Chairman of the Board, the President, the Vice President and the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary of the Corporation, and the seal of the Corporation shall be affixed thereto. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature shall have been placed upon any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature shall have been used thereon had not ceased to be such officer or officers of the Corporation.

5.02. TRANSFER OF STOCK. Transfer of shares of the capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof, or by his attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary of the Corporation, or a transfer agent of the Corporation, if any, on surrender of the certificate or certificates for such shares properly endorsed. A person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof as regards the Corporation, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of New York; provided that whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact, if known to the Secretary or to said transfer agent, shall be so expressed in the entry of transfer.

5.03. LOST, DESTROYED AND MUTILATED CERTIFICATES. The holder of any stock issued by the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor or the failure to receive a certificate of stock issued by the Corporation, and the Board of Directors or the Secretary of the Corporation may, in its or his discretion, cause to be issued to such holder a new certificate or certificates of stock, upon compliance with such rules, regulations and/or procedures as may be prescribed or have been prescribed by the Board of Directors with respect to the issuance of new certificates in lieu of such lost, destroyed or mutilated certificate or certificates of stock issued by the Corporation which are not received, including the posting with the Corporation of a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

5.04. TRANSFER AGENT AND REGISTRAR; REGULATIONS. The Corporation shall, if and whenever the Board of Directors shall so determine, maintain one or more transfer offices or agencies, each in the charge of a transfer agent designated by the Board of Directors, where the shares of the capital stock of the Corporation shall be directly transferable, and also one or more registry offices, each in the charge of a registrar designated by the Board of Directors, where such shares of stock shall be registered, and no certificate for shares of the capital stock of the Corporation, in respect of which a Registrar and/or Transfer Agent shall have been designated, shall be valid unless countersigned by such Transfer Agent and registered by such Registrar, if any. The Board of Directors shall also make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

5.05. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, to express consent to corporate action in writing without a meeting, to receive payment of any dividend or other distribution or allotment of any rights, to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action, and only such stockholders as shall be stockholders of record of the date so fixed shall be entitled to such notice of and to vote at such meeting and any adjournment thereof, to express consent to any such corporate action, to receive payment of such dividend or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. If the stock transfer books are to be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting in the case of a merger or consolidation, the books shall be closed at least twenty days before such meeting.


                                ARTICLE VI

                                   SEAL

6.01. GENERAL. The Board of Directors may provide for a suitable seal containing the name of the Corporation, which may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. If and when so directed by the Board of Directors, a duplicate of the seal may be kept and be used by an officer of the Corporation designated by the Board.

                                ARTICLE VII

                         MISCELLANEOUS PROVISIONS

7.01. FISCAL YEAR. The fiscal year of the Corporation shall end on such date of each year as shall be determined by the Board of Directors of the Corporation.

7.02. WAIVERS OF NOTICE. Whenever any notice of any nature is required by law, the provisions of the Certificate of Incorporation or these By-laws to be given, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

7.03. QUALIFYING_IN FOREIGN JURISDICTION. The Board of Directors shall have the power at any time and from time to time to take or cause to be taken any and all measures which they may deem necessary for qualification to do business as a foreign corporation in any one or more foreign jurisdictions and for withdrawal therefrom.

7.04. INDEMNIFICATION. The Corporation shall, to the full extent permitted by the laws of the State of New York, as amended from time to time, indemnify all directors and officers whom it has the power to indemnify pursuant thereto.


                               ARTICLE VIII

                                AMENDMENTS

8.01. GENERAL. These By-laws shall be subject to amendment, alteration or repeal, and new By-laws not inconsistent with any provision of the Certificate of Incorporation of the Corporation or any provision of law, may be made, either by (i) the affirmative vote of the holders of record of a majority of the outstanding shares of the Common Stock of the Corporation entitled to vote in respect thereof, given at an annual meeting or at any special meeting, provided that notice of the proposed alteration or repeal or of the proposed new By-laws be included in the notice of such meeting, or (ii) the affirmative vote of a majority of the members of the Board of Directors at any regular or special meeting.

                      CERTIFICATE OF AMENDMENT OF THE
                       CERTIFICATE OF INCORPORATION
                                    OF
                           CONSOLTEX (USA) INC.
             UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW
                                OF NEW YORK


    I, ALISTAIR W. WITTET, the Secretary of CONSOLTEX (USA) INC. do

hereby certify:

      1.   The name of the Corporation is:

                        CONSOLTEX (USA) INC.

      2.   The Certificate of Incorporation of said Corporation was

filed with the Department of State of New York on the 28{th} day of

January, 1991

       3. (a) The Certificate of Incorporation is amended to increase its authorized shares from 100 shares with a par value of $1 to 1,000 shares with a par value of $1.

           (b)  To effect the foregoing, Article FOURTH relating to the increase of authorized shares is amended to read as follows:

          "FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is one thousand (1,000) of the par value of one dollar ($1) each."

    4.   This amendment was duly authorized by the unanimous written consent of the Board of Directors and the written consent of the sole stockholder in lieu of the annual meeting.


      IN WITNESS WHEREOF, I have signed this Certificate on the

24{th} day of September, 1993 and I affirm the statements contained therein as true under penalties of perjury.


/s/Robert W. Willett              /s/Alistair W. Wittett
______________________________     ___________________________________
Robert W. Willett                  Alistair W. Wittet

                                                         EXHIBIT 3.4

     CERTIFICATE OF INCORPORATION,
     CERTIFICATE OF AMENDMENT RE NAME CHANGE AND
     CERTIFICATE OF AMENDMENT FOR CONSOLTEX HOLDINGS, INC.
===========================================================
                         STATE OF DELAWARE

                  OFFICE OF THE SECRETARY OF STATE


I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF
DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND
CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "CONSOLTEX
HOLDINGS, INC." AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THIS FIRST DAY
OF SEPTEMBER, A.D. 1999. AT 9 O'CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM
"AIP/CGI NB ACQUISITION CORP." TO "CONSOLTEX
HOLDINGS, INC.", FILED THE TWENTY-EIGHTH DAY
OF AUGUST, A.D. 2000, AT 9 O'CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-NINTH
DAY OF SEPTEMBER, A.D. 2000, AT 9 O'CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID
CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF
THE AFORESAID CORPORATION.


/S/EDWARD J. FREEL
EDWARD J. FREEL, SECRETARY OF STATE

AUTHORIZATION: 0759279
DATE: 10-27-00

                                  STATE OF DELAWARE
                                  SECRETARY OF STATE
                                  DIVISION OF CORPORATIONS
                                  FILED 09:00 AM 09/01/1999
                                  991365694 - 3091048

                   CERTIFICATE OF INCORPORATION
                              OF
                     AIP/CGI ACQUISITION CORP.

The undersigned natural person of the age of eighteen years or more for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

                              ARTICLE FIRST:

The name of the corporation is AIP/CGI Acquisition Corp. (hereinafter the "Corporation").

                              ARTICLE SECOND:

The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, Wilmington, Delaware, 19805, in the City of Wilmington, County of New Castle. The name of the registered agent at such address is the Corporation Service Company.

                              ARTICLE THIRD:

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                              ARTICLE FOURTH:

The total number of shares of stock which the Corporation has the authority to issue is one thousand (1,000) shares of Common Stock, with a par value of $0.01 per share.

                              ARTICLE FIFTH:

The name and address of the sole incorporator is as follows:

NAME:      LaVondia Gibson
Address:   c/o Kirkland & Ellis
           655 Fifteenth Street, NW
           Washington, DC 20005

                              ARTICLE SIXTH:

The Corporation is to have perpetual existence.

                             ARTICLE SEVENTH:

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter or repeal the By-Laws of the Corporation.

                              ARTICLE EIGHTH:

Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws of the Corporation may provide. The books of the Corporation my be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the By-Laws of the Corporation. Election of directors need not be by written ballot unless the By-Laws of the Corporation so provide.

                              ARTICLE NINTH:

To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as director. Any repeal or modification of this ARTICLE NINTH shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                              ARTICLE TENTH:

The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

                             ARTICLE ELEVENTH:

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

I, the undersigned, being the sole incorporator hereinbefore named, for the purpose of forming a corporation in pursuance of the General
Corporation Law of the State of Delaware, do make and file this certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly, have hereunto set my hand this 1st day of September, 1999.

                               /s/LaVondia Gibson
                               LaVondia Gibson, Sole Incorporator

                               STATE OF DELAWARE
                               SECRETARY OF STATE
                               DIVISION OF CORPORATIONS
                               FILED 09:00 AM 09/29/2000
                               001494262 - 3091048


                         CERTIFICATE OF AMENDMENT
                     OF CERTIFICATE OF INCORPORATION
                                    OF
                         CONSOLTEX HOLDINGS, INC.

UNDER SECTION 242 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the undersigned, being the Vice-President Finance and Chief Financial Officer of Consoltex Holdings, Inc. (hereinafter called the "CORPORATION") does hereby certified that:

   FIRST:    The name of the Corporation is Consoltex Holdings, Inc.

  SECOND:   The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 1, 1999 and a Certificate of Amendment was filed with the Secretary of State of the State of Delaware on August 28, 2000.

  THIRD:    The Certificate of Incorporation of the Corporation is
hereby amended to effect a change in Article IV thereof, relating to the name of the Corporation, accordingly, Article IV of the Certificate of Incorporation shall be amended to read in its entirely as follows:

                              ARTICLE FOURTH

     "The total number of shares of stock which the Corporation has the authority to issue is one thousand five hundred (1,500) share of Common Stock, with a par value of $0.01 per share."

     FOURTH:   The amendment of the Certificate of Incorporation herein
certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.


                          CONSOLTEX HOLDINGS, INC.
                           By: /S/PAUL J. BAMATTER
                           Name: Paul J. Bamatter
                           Title: Vice-President Finance and
                                  Chief Financial Officer

                                               STATE OF DELAWARE
                                              SECRETARY OF STATE
                                        DIVISION OF CORPORATIONS
                                       FILED 09:00 AM 08/28/2000
                                            001433558 - 3091048


                         CERTIFICATE OF AMENDMENT
                     OF CERTIFICATE OF INCORPORATION
                                    OF
                       AIP/CGI NB ACQUISITION CORP.


Under Section 242 of the General Corporations Law of the State of
Delaware

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the undersigned, being the Vice-President, Secretary and Treasurer of AIP/CGI NB Acquisition Corp. (hereinafter called the "Corporation") does hereby certified that:

FIRST:  The name of the Corporation is AIP/CGI NB Acquisition Corp.

SECONDS: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 1, 1999.

THIRD: The Certificate of Incorporation of the Corporation is hereby amended to effect a change in Article 1 thereof, relating to the name of the Corporation, accordingly Article I of the Certificate of Incorporation shall be amended to read in its entirely as follows:

                         ARTICLE 1

"The name of the corporation is Consoltex Holdings, Inc."

FOURTH: The amendment of the Certificate of Incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.


                                 AIP/CGI NB Acquisition Corp.

                                 By: /s/Steven Tarino
                                 Name: Steven Tarino
                                 Title: Vice-President, Secretary
                                        and Treasurer